UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23140

FEG DIRECTIONAL ACCESS TEI FUND LLC
(Exact name of registrant as specified in charter)

201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Address of principal executive offices) (Zip code)

RYAN WHEELER
201 EAST FIFTH STREET, SUITE 1600
CINCINNATI, OHIO 45202
(Name and address of agent for service)

Registrant's telephone number, including area code: 888-268-0333

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

CONSOLIDATED FINANCIAL STATEMENTS

FEG Directional Access TEI Fund LLC For the Period April 15, 2016 (commencement of operations) through March 31, 2017 With Report of Independent Registered Public Accounting Firm

FEG Directional Access TEI Fund LLC

Consolidated Financial Statements
For the Period April 15, 2016 (commencement of operations) through March 31, 2017

Contents

Report of Independent Registered Public Accounting Firm	1

Consolidated Statement of Assets, Liabilities and Members’ Capital	2
Consolidated Statement of Operations	3
Consolidated Statement of Changes in Members’ Capital	4
Consolidated Statement of Cash Flows	5
Consolidated Financial Highlights	6
Notes to Consolidated Financial Statements	7

Other Information (unaudited)

Company Management	12
Other Information	14
Privacy Policy	16

Financial Statements of FEG Directional Access Fund LLC

FEG Directional Access TEI Fund LLC

Report of Independent Registered Public Accounting Firm
March 31, 2017

The Board of Directors and Members of FEG Directional Access TEI Fund LLC

We have audited the accompanying consolidated statement of assets, liabilities and members’ capital of FEG Directional Access TEI Fund LLC (the Fund) as of March 31, 2017, and the related consolidated statements of operations, changes in members’ capital and cash flows and the consolidated financial highlights for the period April 15, 2016 (commencement of operations) through March 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the portfolio fund manager. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of FEG Directional Access TEI Fund LLC at March 31, 2017, the consolidated results of its operations, changes in its members’ capital and its cash flows and the financial highlights for the period April 15, 2016 (commencement of operations) through March 31, 2017, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 30, 2017

1

FEG Directional Access TEI Fund LLC

Consolidated Statement of Assets, Liabilities and Members’ Capital
March 31, 2017

Assets
Cash	$1,236,897
Investment in FEG Directional Access Fund LLC, at fair value (cost $61,326,363)	67,362,351
Prepaid expenses and other assets	1,813
Total assets	$68,601,061

Liabilities and members’ capital
Capital withdrawals payable	$936,195
Capital contributions received in advance	300,000
Withholding tax payable	157,000
Professional fees payable	68,223
Accounting and administration fees payable	11,517
Directors fees payable	5,000
Other liabilities	1,664
Total liabilities	1,479,599
Members’ capital	67,121,462
Total liabilities and members’ capital	$68,601,061

Components of members’ capital
Paid-in capital	$61,511,497
Accumulated net investment loss	(1,422,776)
Accumulated net realized gain on investments	4,899,263
Accumulated net unrealized appreciation on investments	2,133,478
Members’ capital	$67,121,462

Units issued and outstanding (unlimited units authorized)	56,346
Net Asset Value per unit	$1,191.25

See accompanying notes.

2

FEG Directional Access TEI Fund LLC

Consolidated Statement of Operations
For the Period April 15, 2016* through March 31, 2017

Investment income/(loss) allocated from FEG Directional Access Fund LLC
Dividend income	$6,871
Expenses	(1,003,624)
Net investment loss allocated from FEG Directional Access Fund LLC	(996,753)

Fund expenses
Withholding tax	157,000
Professional fees	100,279
Accounting and administration fees	87,165
Directors fees	23,000
Custodian fees	16,971
Printing fees	5,062
Tender offer fees	3,566
Other expenses	32,980
Total Fund expenses	426,023
Net investment loss	(1,422,776)

Realized and unrealized gain on investments allocated from FEG Directional Access Fund LLC
Net realized gain on investments	4,899,263
Net change in unrealized appreciation/depreciation on investments	2,133,478
Net realized and unrealized gain on investments allocated from FEG Directional Access Fund LLC	7,032,741
Net increase in net assets resulting from operations	$5,609,965

*	Commencement of operations of FEG Directional Access TEI Fund LLC

See accompanying notes.

3

FEG Directional Access TEI Fund LLC

Consolidated Statement of Changes in Members’ Capital
For the Period April 15, 2016* through March 31, 2017

Operations
Net investment loss	$(1,422,776)
Net realized gain on investments	4,899,263
Net change in unrealized appreciation/depreciation on investments	2,133,478
Net change in members’ capital resulting from operations	5,609,965

Capital transactions
Capital contributions	5,479,951
Capital withdrawals	(9,447,815)
Capital issued upon commencement of operations	65,479,361
Net change in members’ capital resulting from capital transactions	61,511,497

Net change in members’ capital	67,121,462

Members’ capital at beginning of period	—
Members’ capital at end of period	$67,121,462

Accumulated net investment loss	$(1,422,776)

Units transactions
Units sold	4,757
Units redeemed	(8,155)
Units issued upon commencement of operations	59,744
Net change in units	56,346

*	Commencement of operations of FEG Directional Access TEI Fund LLC

See accompanying notes.

4

FEG Directional Access TEI Fund LLC

Consolidated Statement of Cash Flows
For the Period April 15, 2016* through March 31, 2017

Operating activities
Net increase in members’ capital resulting from operations	$5,609,965
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(5,481,678)
Proceeds from sales of investments	9,634,676
Net investment loss allocated from FEG Directional Access Fund LLC	996,753
Net realized gain on investments allocated from FEG Directional Access Fund LLC	(4,899,263)
Net change in unrealized appreciation/depreciation on investments allocated from FEG Directional Access Fund LLC	(2,133,478)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(1,813)
Withholding tax payable	157,000
Professional fees payable	68,223
Accounting and administration fees payable	11,517
Directors fees payable	5,000
Other liabilities	1,664
Net cash provided by operating activities	3,968,566

Financing activities
Proceeds from capital contributions	5,779,951
Payments for capital withdrawals	(8,511,620)
Net cash used for financing activities	(2,731,669)

Net change in cash	1,236,897
Cash at beginning of period	—
Cash at end of period	$1,236,897

Supplemental disclosure of cash flow information
In-kind contributions upon commencement of operations	$65,479,361

*	Commencement of operations of FEG Directional Access TEI Fund LLC

See accompanying notes.

5

FEG Directional Access TEI Fund LLC

Consolidated Financial Highlights
For the Period April 15, 2016* through March 31, 2017

Per unit operating performances:(1)
Net asset value per unit, beginning of period	$1,096.00
Income (loss) from investment operations:
Net investment loss	(25.25)
Net realized and unrealized gain on investments	120.50
Total change in per unit value from investment operations	95.25

Net asset value per unit, end of period	$1,191.25

Ratios to average members’ capital:(2)
Total expenses	2.20	%(3)
Net investment loss	(2.19	)%(3)

Total return	8.69	%(4)
Portfolio turnover	0.00	%(4)
Members’ capital end of period (000's)	$67,121

*	Commencement of operations of FEG Directional Access TEI Fund LLC

(1)	Selected data is for a single unit outstanding throughout the period.

(2)	The ratios include the Fund’s proportionate share of investment income and expenses allocated from FEG Directional Access Fund LLC.

(3)	Annualized.

(4)	Not annualized.

See accompanying notes.

6

FEG Directional Access TEI Fund LLC

Notes to Consolidated Financial Statements
For the Period April 15, 2016 (commencement of operations) through March 31, 2017

1. Organization

FEG Directional Access TEI Fund LLC (the “Fund”) was formed on November 20, 2015, and is a Delaware limited liability company that commenced operations on April 15, 2016. The Fund registered with the U.S. Securities and Exchange Commission (“the SEC”) on February 24, 2016, under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to meet or exceed the return of the broad equity markets over a full market cycle (which includes both economic expansion and contraction and typically ranges between four and seven years) with less volatility than the equity markets as measured by the S&P 500 Index, although there can be no assurance that the Fund will achieve this objective. The Fund invests all or substantially all of its assets in FEG Directional Access TEI Fund LDC (the “Offshore Fund”), a Cayman Islands exempted limited duration company with the same investment objective as the Fund. The Offshore Fund in turn invests all or substantially all of its assets in FEG Directional Access Fund LLC (the “Company” or “FEG Directional Access Fund”). The Company has the same investment objective as the Fund.

The Fund’s Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Fund’s operations. Under the supervision of the Board and pursuant to an investment management agreement, FEG Investors, LLC (the “Investment Manager”) serves as the sponsor to the Fund and serves as the investment manager to the Company. The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

FEG Equity Access Fund Ltd., an affiliated investment fund advised by the Investment Manager that invested all or substantially all of its assets in the Company, was liquidated on April 15, 2016. The majority of the assets of FEG Equity Access Fund Ltd., were transferred in-kind to the Fund on April 15, 2016, and are recorded as “Capital issued upon commencement of operations” in the Consolidated Statement of Changes in Members’ Capital. The units of limited liability company interest (“Units”) of the Fund that were issued in connection with the transfer are listed under “Units issued upon commencement operations” in the Consolidated Statement of Changes in Members’ Capital.

Units of the Fund are offered only to investors (“Members”) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “1933 Act”).

UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, serves as the Fund’s administrator (the “Administrator”). The Fund has entered into an agreement with the Administrator to perform general administrative tasks for the Fund, including but not limited to maintenance of the books and records of the Fund and the capital accounts of the Members of the Fund.

2. Significant Accounting Policies

The Fund is an investment company, and as such, these consolidated financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

Consolidated Financial Statements

The Consolidated Statement of Assets, Liabilities and Members’ Capital, Statement of Operations, Statement of Changes in Members’ Capital, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of the Offshore Fund. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from such estimates.

7

FEG Directional Access TEI Fund LLC

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Calculation of Members’ Capital and Net Asset Value per Unit

The Fund calculates its Members’ capital as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its Members’ capital, the Fund values its investments as of such month-end or as of the end of such fiscal period, as applicable. The Members’ capital of the Fund equals the value of the total assets of the Fund less liabilities, including accrued fees and expenses, each determined as of the date the Fund’s Members’ capital is calculated. The Net Asset Value per Unit equals Members’ capital divided by Units outstanding.

Investment in FEG Directional Access Fund LLC

The Fund records its investment in FEG Directional Access Fund at fair value which is represented by the Fund’s units held in FEG Directional Access Fund valued at their per unit net asset value. Valuation of investment funds and other investments held by FEG Directional Access Fund is discussed in the notes to FEG Directional Access Fund’s financial statements. The performance of the Fund is directly affected by the performance of FEG Directional Access Fund. The financial statements of FEG Directional Access Fund, which accompany this report, are an integral part of these consolidated financial statements. Refer to the accounting policies disclosed in the financial statements of FEG Directional Access Fund for additional information regarding significant accounting policies that affect the Fund. As of March 31, 2017, the Fund owned 90.78% of the units of FEG Directional Access Fund.

Taxation

The Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual Members will be taxed upon their distributive share of each item of the Fund’s profit and loss. The only taxes payable by the Fund are withholding taxes applicable to certain investment income. The Offshore Fund will be treated as a foreign corporation for U.S. federal income tax purposes, and will be subject to U.S. federal income tax and branch profits tax with respect to any income effectively connected to a U.S. trade or business as well as a 30% withholding tax on dividends and certain other passive income from U.S. sources.

Management has analyzed the Fund’s tax positions for all open tax years which includes the year ended December 31, 2016, and has concluded that for the period April 15, 2016 (commencement of operations) through March 31, 2017, no provisions for income taxes is required in the consolidated financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current period. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations.

Capital Contributions Received in Advance and Capital Withdrawals Payable

Capital contributions received in advance are comprised of cash received on or prior to fiscal year-end, for which Units are issued on the first day of the following fiscal year. Capital contributions received in advance do not participate in the earnings of the Fund until such Units are issued. Capital withdrawals payable are comprised of requests for withdrawals that were effective on fiscal year-end but were paid subsequent to fiscal year-end.

3. Related Party Transactions

The Investment Manager receives from FEG Directional Access Fund a monthly management fee (the “Management Fee”) equal to 1/12 of 0.85% of the FEG Directional Access Fund’s month-end members’ capital balances. The Fund indirectly incurs the Management Fee as a member of FEG Directional Access Fund.

8

FEG Directional Access TEI Fund LLC

Notes to Consolidated Financial Statements (continued)

3. Related Party Transactions (continued)

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives a quarterly retainer of $3,000. In addition, all Independent Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Independent Directors’ fees totaled $23,000 for the period April 15, 2016 (commencement of operations) through March 31, 2017, of which $5,000 was payable as of March 31, 2017.

4. Capital

In accordance with the Fund’s Limited Liability Company Operating Agreement (dated February 22, 2016, as it may be amended or restated from time to time, the “Operating Agreement”), net profits or net losses are allocated to the Members in proportion to their respective capital accounts.

Members may be admitted when permitted by the Board. Generally, Members will only be admitted as of the beginning of a calendar month but, may be admitted at any other time in the discretion of the Board. The minimum initial investment is $50,000, and additional contributions from existing Members may be made in a minimum amount of $25,000, although the Board may waive such minimums in certain cases.

No Member will have the right to require the Fund to redeem its Units. Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Fund to offer to repurchase Units from Members pursuant to written requests by Members on such terms and conditions as it may determine. However, because all or substantially all of the Fund’s assets will be invested in FEG Directional Access Fund, the Fund generally will find it necessary to liquidate a portion of its FEG Directional Access Fund units in order to satisfy repurchase requests. Because FEG Directional Access Fund’s units may not be transferred, the Fund may withdraw a portion of its FEG Directional Access Fund units only pursuant to repurchase offers by FEG Directional Access Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Units unless FEG Directional Access Fund contemporaneously conducts a repurchase offer for FEG Directional Access Fund units.

In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend to the FEG Directional Access Fund Board that FEG Directional Access Fund repurchases FEG Directional Access Fund units from members twice a year, effective as of June 30th and December 31st each year. The repurchase amount will be determined by the FEG Directional Access Fund Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of FEG Directional Access Fund’s outstanding units.

FEG Directional Access Fund will make repurchase offers, if any, to all holders of FEG Directional Access Fund units, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of FEG Directional Access Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on FEG Directional Access Fund’s repurchase offers.

Subject to the considerations described above, the aggregate value of Units to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Units. Therefore, the Fund may determine not to conduct a repurchase offer at a time that FEG Directional Access Fund conducts a repurchase offer.

9

FEG Directional Access TEI Fund LLC

Notes to Consolidated Financial Statements (continued)

4. Capital (continued)

The Board also will consider the following factors, among others, in making such determination: (i) whether FEG Directional Access Fund is making a contemporaneous repurchase offer for FEG Directional Access Fund units, and the aggregate value of FEG Directional Access Fund units that FEG Directional Access Fund is offering to repurchase; (ii) the liquidity of the assets of the applicable fund; (iii) the investment plans and working capital requirements of the applicable fund; (iv) the relative economies of scale with respect to the size of the applicable fund; (v) the history of the applicable fund in repurchasing Units; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

The Operating Agreement and the FEG Directional Access Fund operating agreement each provides that the respective entity will be dissolved if any Member that has submitted a written request, in accordance with the terms of the applicable Operating Agreement, to tender all of such Member’s Units or FEG Directional Access Fund’s units, as applicable, for repurchase by the applicable fund has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). Such a dissolution of the FEG Directional Access Fund would likely result in a determination to dissolve the Fund.

When the Board determines that the Fund will offer to repurchase Units (or portions of Units), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Fund (the “Repurchase Request Deadline”).

For Members tendering all of their Units in the Fund, Units will be valued for purposes of determining their repurchase price as of a date approximately 65 days after the Repurchase Request Deadline (the “Full Repurchase Valuation Date”). The amount that a Member who is tendering all of its Units in the Fund may expect to receive on the repurchase of such Member’s Units will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Fund will generally not make any adjustments for final valuations based on adjustments received from FEG Directional Access Fund, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender a portion of their Units in the Fund (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Fund, will receive such specified dollar amount. Within five days of the Repurchase Request Deadline, each Member whose Units have been accepted for repurchase will be given a noninterest bearing, non-transferable promissory note by the Fund entitling the Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account). The note will entitle the Member to be paid within 30 days after the Full Repurchase Valuation Date, or ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from its investment in FEG Directional Access Fund), whichever is later (either such date, a “Payment Date”). Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Units held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Fund’s next annual audit, which is expected to be completed within 60 days after the end of the Fund’s fiscal year. The note will be held by the Administrator on the Member’s behalf. Upon written request by a Member to the Administrator, the Administrator will mail the note to the Member at the address of the Member as maintained in the books and records of the Fund.

10

FEG Directional Access TEI Fund LLC

Notes to Consolidated Financial Statements (continued)

4. Capital (continued)

In the event that a Member requests a repurchase of a capital account amount that had been contributed to the Fund within 18 months of the date of the most recent repurchase offer, the Board may require payment of a repurchase fee payable to the Fund in an amount equal to 2.00% of the repurchase price. The repurchase fee is intended to compensate the Fund for expenses related to such repurchase. Contributions shall be treated on a “first-in, first-out basis.” Otherwise, the Fund does not intend to impose any charges on the repurchase of Units.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

5. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is not known. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Subsequent Events

Based on the Members’ capital of the Fund, the Investment Manager recommended to the Board that a tender offer to repurchase Units in an amount of up to 25% of the Fund’s Members’ Capital as of January 31, 2017, be made for the quarter ending June 30, 2017 to those Members who elect to tender their Units prior to the expiration of the tender offer period. The Board approved such recommendation and Members in the Fund were notified of a tender offer with an April 25, 2017 expiration date (“Expiration Date”). In response to the number of Members electing to tender their Units as of the Expiration Date, which amounted to approximately 47% of the Fund’s March 31, 2017 Members’ capital, the June 30, 2017 tender will be processed in accordance with the Fund’s repurchase procedures. The final amount that is accepted by the Fund will be included in the Fund’s semi-annual consolidated financial statements dated September 30, 2017.

The Investment Manager evaluated subsequent events through the date the consolidated financial statements were issued, and concluded, other than the event described above, that there were no recognized or unrecognized subsequent events that required disclosure in or adjustment to the Fund’s consolidated financial statements.

11

FEG Directional Access TEI Fund LLC

Company Management

(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2017 is set forth below. The Company’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director	Number Of Portfolios In Fund Complex Overseen By Director
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Indefinite; Since Inception	Associate Professor of Finance, Xavier University since 2008; Board of Advisors, Sterling Valuation Group, 2006-present.	4
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Indefinite; Since Inception	Chief Investment Officer, Portfolio Manager, Investment Strategy, Winthrop Capital Management, LLC since 2007.	4

INTERESTED DIRECTORS AND OFFICERS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Ryan S.Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	President; Secretary	Indefinite; Since February 2017 (President) and Inception (Secretary)	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	4
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer since 1999, Fund Evaluation Group, LLC.	4

12

FEG Directional Access TEI Fund LLC

Company Management (continued)

(unaudited)

INTERESTED DIRECTORS AND OFFICERS (continued)
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Julie T. Thomas July 10, 1962 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since December 2016	Chief Compliance Officer, Fund Evaluation Group, LLC, since November 2015; Vice President, Deputy Chief Compliance Officer, The Ohio National Life Insurance Company, January 2015-November 2015; Chief Compliance Officer, 2013-2015, Director, Fund Compliance, 2012-2013, Fund Compliance Officer, 2011-2012; Suffolk Capital Management LLC, Fiduciary Capital Management, LLC, Ohio National Investments, Inc., and Ohio National Fund.	4
Kevin J. Conroy December 14, 1977 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Vice President	Indefinite; Since August 2016	Vice President of Hedged Strategies and Assistant Portfolio Manager since 2014, Senior Analyst of Hedged Strategies, 2012-2014, Analyst of Hedged Strategies, 2011-2012, Fund Evaluation Group, LLC.	4

13

FEG Directional Access TEI Fund LLC

Other Information

(unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-268-0333. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-268-0333, and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Fund files its complete schedule of portfolio holdings, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management and Sub-Advisory Agreements

At a meeting of the Board of the Fund and the Board of Directors of the Company (together, the “Board”) held on February 21, 2017, by a unanimous vote, the Board of Directors of the Company, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved the continuation of the investment management agreement (the “Investment Management Agreement”) between the Investment Manager and the Company and the sub-advisory agreement among the Investment Manager, Sub-Adviser and the Company (the “Sub-Advisory Agreement”, and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the meeting, the Directors requested and received extensive materials from the Investment Manager and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The materials provided by the Investment Manager and Sub-Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Fund and the Company (together, the “Funds”).

The Board engaged in a detailed discussion of the materials with management of the Investment Manager and Sub-Adviser. The Board then met in executive session with the counsel to the Independent Directors for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel providing such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs that may be incurred by the Investment Manager, the Sub-Adviser and their affiliates in performing advisory services for the Funds, the basis of determining and allocating these costs, and the estimated profitability to the Investment Manager and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Funds and the extent to which these would be passed on to the Funds; (6) other compensation or possible benefits to the Investment Manager, the Sub-Adviser and their affiliates arising from their advisory and other relationships with the Funds; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Investment Manager and other investment managers to similar clients and in comparison to industry fees for similar services; (9) the allocation of total fees between the Investment Manager and the Sub-Adviser with respect to the Funds; and (10) possible conflicts of interest that the Investment Manager and the Sub-Adviser may have with respect to the Funds. It was noted that the Sub-Adviser does not perform similar services for other clients.

14

FEG Directional Access TEI Fund LLC

Other Information (continued)

(unaudited)

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager and the Sub-Adviser to the Funds are appropriate and consistent with the terms of the Funds’ Amended and Restated Limited Liability Company Operating Agreements, that the quality of those services are anticipated to be consistent with industry norms and that the Funds are likely to benefit from the Investment Manager’s and the Sub-Adviser’s management of the Funds’ investment program.

The Board noted the Company’s performance against the HFRI Equity Hedge (Total) Index for the 1-, 3- and 5-year time periods.

The Board also concluded that the Investment Manager and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

The Board considered the anticipated costs of the services provided by the Investment Manager, and the compensation and benefits received by the Investment Manager in providing services to the Funds. The Board reviewed the financial statements of the Investment Manager. In addition, the Board considered any direct or indirect revenues which may be received by the Investment Manager, the Sub-Adviser and their affiliates. The Board concluded that the Investment Manager’s anticipated fees and profits to be derived from its relationship with the Funds in light of the Funds’ expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board also considered that the subadvisory fee received by InterOcean reflected the overall value of services provided to the Funds and to the Investment Manager, generally. The Board also concluded that the overall expense ratios of the Funds were reasonable, taking into account the projected size of the Funds and the quality of services provided by the Investment Manager.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow.

The Board considered all factors and no one factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Management Agreement and Sub-Advisory Agreement.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board concluded that the compensation and other terms of the Advisory Agreements were in the best interests of the Funds’ Members.

15

FEG Directional Access TEI Fund LLC

Privacy Policy

(unaudited)

In the course of doing business with shareholders, FEG Directional Access TEI Fund LLC (the “Fund”) collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information, and purchase and redemption history.

The Fund collects this information from the following sources:

●	Information it receives from shareholders on applications or other forms;
●	Information about shareholder transactions with the Fund and its service providers, or others;
●	Information it receives from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information?

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

●	To government entities, in response to subpoenas or to comply with laws or regulations.
●	When shareholders direct the Fund to do so or consent to the disclosure.
●	To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process shareholders transactions or maintain shareholder accounts.
●	To protect against fraud, or to collect unpaid debts.
●	Information about former shareholders.

If a shareholder closes its account, the Fund will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information

Within the Fund, access to nonpublic personal information about shareholders is limited to employees and in some cases to third parties (for example, the service providers described above), as permitted by law. The Fund and its service providers maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

16

FINANCIAL STATEMENTS

FEG Directional Access Fund LLC Year Ended March 31, 2017 With Report of Independent Registered Public Accounting Firm

FEG Directional Access Fund LLC

Financial Statements
Year Ended March 31, 2017

Contents

Report of Independent Registered Public Accounting Firm	1

Statement of Assets, Liabilities and Members’ Capital	2
Schedule of Investments	3
Statement of Operations	5
Statements of Changes in Members’ Capital	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9

Other Information (Unaudited)

Company Management	16
Other Information	18
Privacy Policy	20

FEG Directional Access Fund LLC

Report of Independent Registered Public Accounting Firm
March 31, 2017

The Board of Directors and Members of FEG Directional Access Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of FEG Directional Access Fund LLC (the Fund), including the schedule of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and portfolio fund managers/administrators. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FEG Directional Access Fund LLC at March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 30, 2017

FEG Directional Access Fund LLC

Statement of Assets, Liabilities and Members’ Capital
March 31, 2017

Assets
Cash	$524,108
Short-term investments (cost $687,503)	687,503
Investments in Portfolio Funds, at fair value (cost $61,030,189)	70,600,442
Receivable for Portfolio Funds sold	11,027,716
Prepaid expenses and other assets	10,778
Total assets	$82,850,547

Liabilities and members’ capital
Line of credit loan payable	$8,000,000
Capital withdrawals payable	247,741
Professional fees payable	152,287
Management fee payable	100,257
Accounting and administration fees payable	36,174
Line of credit interest expense payable	10,549
Directors fees payable	6,000
Line of credit fees payable	417
Other liabilities	97,065
Total liabilities	8,650,490
Members’ capital	74,200,057
Total liabilities and members’ capital	$82,850,547

Components of members’ capital
Paid-in capital	$57,435,013
Accumulated net investment loss	(7,414,361)
Accumulated net realized gain on investments	14,609,152
Accumulated net unrealized appreciation on investments	9,570,253
Members’ capital	$74,200,057

Units issued and outstanding (unlimited units authorized)	61,006
Net Asset Value per unit	$1,216.27

See accompanying notes.

FEG Directional Access Fund LLC

Schedule of Investments

March 31, 2017

Investment Name	Cost	Fair Value	Percentage of Members’ Capital	Withdrawals Permitted (1)	Notice Period (1)
Investments in Portfolio Funds:(2)
United States:
Hedged Equity:(3)
Brenner West Capital Qualified Partners, L.P.	$4,965,017	$5,695,795	7.7%	Quarterly (4)	60 days
Darsana Fund, L.P.	6,120,218	6,956,516	9.4	Quarterly (5)	60 days
Fine Partners I, L.P.	7,750,000	8,218,873	11.1	Annually (6)	60 days
FVP US-Q, L.P., Class D	6,000,000	7,240,526	9.8	Annually (7)	90 days
Indus Asia Pacific Distribution Holding Company II, Ltd.	112,909	56,570	0.1	N/A (8)	N/A
JHL Capital Group Fund LLC, Class C	6,000,000	5,677,110	7.6	Quarterly	60 days
LAE Fund, L.P., Sub-Class Two	6,000,000	5,559,138	7.5	Semi-Annually (5)	60 days
Maple Rock US Fund, L.P., Class C	4,679,083	5,313,449	7.2	Quarterly (10)	60 days
Marble Arch QP Partners, L.P., Class A	3,552,015	4,906,148	6.6	Semi-Annually (4)	60 days
Palo Alto Healthcare Fund II, L.P.	1,284,099	3,422,346	4.6	Semi-Annually (5)	30 days
Pennant Windward Fund, L.P.	5,512,166	4,854,725	6.5	Quarterly (4)	60 days
Sachem Head L.P.	4,500,000	5,210,714	7.0	Quarterly (9)	65 days
Tybourne Equity (US) Fund	4,554,682	7,488,532	10.1	Quarterly (6)	60 days
Total investments in Portfolio Funds	61,030,189	70,600,442	95.2

See accompanying notes.

FEG Directional Access Fund LLC

Schedule of Investments (continued)

Investment Name	Cost	Fair Value	Percentage of Members’ Capital
Short-term investments:
United States:
Money market fund:
Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.60% (11)	$687,503	$687,503	0.9%
Total investments in Portfolio Funds and short-term investments	$61,717,692	71,287,945	96.1

Other assets less liabilities		2,912,112	3.9

Members’ capital		$74,200,057	100.0%

(1)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions.

(2)	Non-income producing.

(3)
Hedged directional investment strategies generally involve taking both long and short positions in equity securities deemed to be undervalued or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, hedged directional Portfolio Fund Managers generally do not attempt to neutralize the amount of their long and short positions (i.e., they will be net long or net short).

(4)	Withdrawals from Portfolio Fund permitted after a one year lock-up period from the date of the initial investment.

(5)	Withdrawals from Portfolio Fund permitted after a two year lock-up period from the date of the initial investment.

(6)	Withdrawals from Portfolio Fund permitted after a three year lock-up period from the date of the initial investment.

(7)	Withdrawals from Portfolio Fund permitted after a five year lock-up period from the date of the initial investment.

(8)	Portfolio Fund in liquidation mode and will be distributed via in-kind distributions.

(9)	Withdrawals from this Portfolio Fund are permitted on a quarterly basis, with 25%, 33 ⅓%, 50%, and 100% of the total investment becoming eligible for redemption each successive quarter.

(10)	Quarterly withdrawals are permitted subsequent to a 5% redemption fee on the proceeds.

(11)	The rate shown is the annualized 7-day yield as of March 31, 2017.

Type of Investment as a Percentage of Total Members’ Capital (Unaudited):

See accompanying notes.

FEG Directional Access Fund LLC

Statement of Operations

Year Ended March 31, 2017

Investment income
Dividend income	$7,847

Expenses
Management fees	667,799
Professional fees	149,400
Accounting and administration fees	129,399
Line of credit interest expense	73,680
Compliance monitoring fees	45,388
Line of credit fees	38,561
Directors fees	24,000
Custodian fees	13,984
Insurance expense	3,482
Other expenses	30,000
Total expenses	1,175,693
Net investment loss	(1,167,846)

Realized and unrealized gain on investments
Net realized gain on investments	5,485,978
Net change in unrealized appreciation/depreciation on investments	2,388,975
Net realized and unrealized gain on investments	7,874,953
Net increase in members' capital resulting from operations	$6,707,107

See accompanying notes.

FEG Directional Access Fund LLC

Statements of Changes in Members’ Capital

	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations
Net investment loss	$(1,167,846)	$(1,357,141)
Net realized gain on investments	5,485,978	5,689,871
Net change in unrealized appreciation/depreciation on investments	2,388,975	(14,150,309)
Net change in members’ capital resulting from operations	6,707,107	(9,817,579)

Capital transactions
Capital contributions	5,831,678	10,137,159
Capital withdrawals	(12,756,910)	(24,166,157)
Capital contributions in connection with commencement of operations of FEG Directional Access TEI Fund LLC	65,479,361	—
Capital withdrawals in connection with liquidation of FEG Equity Access Fund Ltd.	(84,951,749)	—
Net change in members’ capital resulting from capital transactions	(26,397,620)	(14,028,998)

Net change in members’ capital	(19,690,513)	(23,846,577)

Members’ capital at beginning of year	93,890,570	117,737,147
Members’ capital at end of year	$74,200,057	$93,890,570

Accumulated net investment loss	$(7,414,361)	$(6,246,515)

Units transactions
Units sold	4,976	8,182
Units redeemed	(10,832)	(19,516)
Units issued in connection with commencement of operations of FEG Directional Access TEI Fund LLC	58,871	—
Units redeemed in connection with liquidation of FEG Equity Access Fund Ltd.	(76,372)	—
Net change in units	(23,357)	(11,334)

See accompanying notes.

FEG Directional Access Fund LLC

Statement of Cash Flows

Year Ended March 31, 2017

Operating activities
Net increase in members’ capital resulting from operations	$6,707,107
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Proceeds from sales of investments in Portfolio Funds	19,438,211
Net realized gain on investments	(5,485,978)
Net change in unrealized appreciation/depreciation on investments	(2,388,975)
Proceeds from short-term investments, net	109,633
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(10,495)
Professional fees payable	22,836
Management fee payable	(27,460)
Accounting and administration fees payable	(3,226)
Line of credit interest expense payable	10,549
Other liabilities	47,967
Net cash provided by operating activities	18,420,169

Financing activities
Proceeds from line of credit	17,300,000
Payments for line of credit	(9,300,000)
Change in line of credit fees payable	(1,283)
Proceeds from capital contributions	5,681,678
Payments for capital withdrawals	(32,079,131)
Net cash used in financing activities	(18,398,736)

Net change in cash	21,433
Cash at beginning of year	502,675
Cash at end of year	$524,108

Supplemental disclosure of cash flow information
Interest paid	$63,131
In-kind capital contributions upon commencement of operations of FEG Directional Access TEI Fund LLC	65,479,361
In-kind capital withdrawals in connection with liquidation of FEG Equity Access Fund Ltd.	$(65,479,361)

See accompanying notes.

FEG Directional Access Fund LLC

Financial Highlights

	Year Ended March 31,
	2017	2016	2015	2014
Per unit operating performances:(1)(2)
Net asset value per unit, beginning of year	$1,112.94	$1,230.32	$1,152.15	$1,047.37
Income (loss) from investment operations:
Net investment loss	(47.49)	(22.95)	(14.20)	(9.20)
Net realized and unrealized gain (loss) on investments	150.82	(94.43)	92.37	113.98
Total change in per unit value from investment operations	103.33	(117.38)	78.17	104.78

Net asset value per unit, end of year	$1,216.27	$1,112.94	$1,230.32	$1,152.15

	Year Ended March 31,
	2017	2016	2015	2014	2013
Ratios to average members' capital:(3)
Total expenses	1.52%	1.27%	1.26%	1.35%	1.40%
Net investment loss	(1.51)%	(1.27)%	(1.26)%	(1.35)%	(1.40)%

Total return	9.28%	(9.54)%	6.78%	10.00%	4.18%
Portfolio turnover	0.00%	12.79%	9.15%	29.64%	12.69%
Members’ capital end of year (000's)	$74,200	$93,891	$117,737	$109,375	$86,660

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Effective April 1, 2013, the Company was unitized.

(3)	The ratios do not include investment income or expenses of the Portfolio Funds in which the Company invests.

See accompanying notes.

FEG Directional Access Fund LLC

Notes to Financial Statements

Year Ended March 31, 2017

1. Organization

FEG Directional Access Fund LLC (the “Company”) was formed on February 3, 2010, and is a Delaware limited liability company that commenced operations on April 1, 2010. The Company registered with the U.S. Securities and Exchange Commission (the “SEC”) on April 2, 2012, under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Company’s Board of Directors (the “Board”) has overall responsibility for the management and supervision of the Company’s operations. To the extent permitted by applicable law, the Board may delegate any of its respective rights, powers, and authority to, among others, the officers of the Company, any committee of the Board, or the Investment Manager (as defined below). Under the supervision of the Board and pursuant to an investment management agreement, FEG Investors, LLC serves as the investment manager (the “Investment Manager”) to the Company. The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to a sub-advisory agreement with the Investment Manager and the Company, InterOcean Capital, LLC, an investment adviser registered under the Advisers Act, serves as the Company’s sub-adviser (in such capacity, the “Sub-Adviser”). The Sub-Adviser participates by appointing a member of the Investment Manager’s investment policy committee, thereby assisting in oversight of the Company’s investments, making Portfolio Fund Manager (as defined below) selection and termination recommendations and approving significant and strategic asset allocation changes.

The Company’s primary investment objective is to meet or exceed the return of the broad equity markets over a full market cycle with less volatility than the equity markets, as measured by the S&P 500 Index, although there can be no assurance that the Company will achieve this objective. For purposes of the investment objective a “full market cycle” includes both economic expansion and contraction and typically ranges between four and seven years. The Company was formed to capitalize on the experience of the Investment Manager’s principals by creating a fund-of-funds product, which offers professional portfolio fund manager due diligence, selection and monitoring, consolidated reporting, risk monitoring, and access to portfolio fund managers for a smaller minimum investment than would be required for direct investment. The Investment Manager manages the Company by allocating its capital among a number of independent general partners or investment managers (the “Portfolio Fund Managers”) acting through pooled investment vehicles and/or managed accounts (collectively, the “Portfolio Funds”).

FEG Equity Access Fund Ltd., an affiliated investment fund advised by the Investment Manager that invested all or substantially all of its assets in the Company, was liquidated on April 15, 2016 in the amount of $84,951,749. The majority of the assets of FEG Equity Access Fund Ltd., $65,479,361, were transferred in-kind to FEG Directional Access TEI Fund LLC on April 15, 2016. $19,472,388 of the $84,951,749 was withdrawn in cash to FEG Equity Access Fund Ltd. and paid to the shareholders of FEG Equity Access Fund Ltd.

Units of limited liability company interest (“Units”) of the Company are offered only to investors (“Members”) that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “1933 Act”).

UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, serves as the Company’s administrator (the “Administrator”). The Company has entered into an agreement with the Administrator to perform general administrative tasks for the Company, including but not limited to maintenance of the books and records of the Company and the capital accounts of the Members of the Company.

FEG Directional Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The Company is an investment company, and as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

Calculation of Members’ Capital and Net Asset Value per Unit

The Company calculates its Members’ capital as of the close of business on the last business day of each calendar month and the last day of each fiscal period. In determining its Members’ capital, the Company values its investments as of such month-end or as of the end of such fiscal period, as applicable. The Members’ capital of the Company equals the value of the total assets of the Company less liabilities, including accrued fees and expenses, each determined as of the date the Company’s Members’ capital is calculated. The Net Asset Value per Unit equals Members’ Capital divided by Units outstanding.

Investments in Portfolio Funds

The Company values its investments in Portfolio Funds at fair value, which generally represents the Company’s pro rata interest in the members’ capital of the Portfolio Funds, net of management fees and incentive allocations payable to the Portfolio Fund Managers. The underlying investments held by the Portfolio Funds are valued at fair value in accordance with the policies established by the Portfolio Funds, as described in their respective financial statements and agreements. Due to the inherent uncertainty of less liquid investments, the value of certain investments held by the Portfolio Funds may differ from the values that would have been used if a ready market existed. The Portfolio Funds may hold investments for which market quotations are not readily available and are thus valued at their fair value, as determined in good faith by their respective Portfolio Fund Managers. Net realized and unrealized gains and losses from investments in Portfolio Funds are reflected in the Statement of Operations. Realized gains and losses from Portfolio Funds are recorded on the average cost basis.

For the year ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments in Portfolio Funds were $0 and $30,465,927, respectively.

Fair Value of Financial Instruments

In accordance with ASC 820, Fair Value Measurement, fair value is defined as the price that the Company would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Company’s investments.

FEG Directional Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

The inputs are summarized in the three broad levels listed below:

Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value and are listed in the table below as a Level 1 investment.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

The following table represents the investments carried at fair value in the Statement of Assets, Liabilities and Members’ Capital by level within the valuation hierarchy as of March 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Short-term investments	$687,503	$—	$—	$687,503
Total	$687,503	$—	$—	$687,503

In accordance with ASC 820, investments in Portfolio Funds with a fair value of $70,600,442 are excluded from the fair value hierarchy as of March 31, 2017.

The Schedule of Investments categorizes the aggregate fair value of the Company’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Company discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended March 31, 2017.

Investment Transactions and Investment Income

Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date.

Taxation

The Company is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual Members will be taxed upon their distributive share of each item of the Company’s profit and loss. The only taxes payable by the Company are withholding taxes applicable to certain investment income.

FEG Directional Access Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Management has analyzed the Company’s tax positions for all open tax years, which include the years ended December 31, 2013 through December 31, 2016, and has concluded that as of March 31, 2017, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Company recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Statement of Operations.

Capital Contributions Received in Advance and Capital Withdrawals Payable

Capital contributions received in advance are comprised of cash received on or prior to fiscal year-end for which Units are issued on the first day of the following fiscal year. Capital contributions received in advance do not participate in the earnings of the Company until such Units are issued. Capital withdrawals payable are comprised of requests for withdrawals that were effective on fiscal year-end but were paid subsequent to fiscal year-end.

3. Investments in Portfolio Funds

The Investment Manager utilizes due diligence processes with respect to the Portfolio Funds and their Portfolio Fund Managers, which are intended to assist management in determining that financial information provided by the underlying Portfolio Fund Managers is reasonably reliable.

The Company has the ability to liquidate its investments in Portfolio Funds periodically in accordance with the provisions of the respective Portfolio Fund’s operating agreement; however, these withdrawal requests may be subject to certain lockup periods such as gates, suspensions, and other delays, fees, or restrictions in accordance with the provisions of the respective Portfolio Fund’s operating agreement.

The Portfolio Funds in which the Company has investments may utilize a variety of financial instruments in their trading strategies, including equity and debt securities of both U.S. and foreign issuers, options and futures, forwards, and swap contracts. These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk. Market risk is the risk of potentially adverse changes to the value of the financial instruments and their derivatives because of the changes in market conditions, such as interest and currency rate movements and volatility in commodity or security prices. Credit risk is the risk of the potential inability of counterparties to perform based on the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective statement of financial condition. In addition, several of the Portfolio Funds sell securities sold, not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sales of securities sold, not yet purchased may exceed the amount recorded in the Portfolio Funds’ respective statement of financial condition. However, due to the nature of the Company’s interest in these investment entities, the Company’s risk with respect to such transactions is generally limited to its investment in each Portfolio Fund.

The Company is also subject to liquidity risks, including the risk that the Company may encounter difficulty in generating cash to meet obligations associated with tender requests. Liquidity risk may result from an inability of the Company to sell an interest in a Portfolio Fund on a timely basis at an amount that approximates its fair value. The Portfolio Funds require advance notice for withdrawal requests, generally only permit withdrawals at specified times, and have the right in certain circumstances to limit or delay withdrawals.

The Portfolio Funds provide for compensation to the respective Portfolio Fund Managers in the form of management fees generally ranging from 1.0% to 3.0% annually of members’ capital, and incentive allocations that typically range between 10.0% and 30.0% of profits, subject to loss carry forward provisions, as defined in the respective Portfolio Funds’ operating agreement.

FEG Directional Access Fund LLC

Notes to Financial Statements (continued)

4. Management Fee and Related Party Transactions

The Investment Manager receives from the Company a monthly management fee (the “Management Fee”) equal to 1/12 of 0.85% of the Company’s month-end Members’ capital balance, prior to reduction for the Management Fee then being calculated (a 0.85% annual rate). The Management Fee is paid monthly in arrears and is prorated with respect to investments in the Company made other than at the beginning of a month. The Management Fee totaled $667,799 for the year ended March 31, 2017, of which $100,257 was payable as of March 31, 2017.

The Investment Manager, not the Company, pays the Sub-Adviser a monthly fee equal to 10% of the Management Fee received by the Investment Manager from the Company as of the end of each calendar month. Effective May 11, 2015, the Sub-Adviser agreed to waive any unpaid past and future compensation that did or would exceed 10% of the adjusted income of the Investment Manager attributable to the services that the Investment Manager renders to the Company.

Each member of the Board who is not an “interested person” of the Company (the “Independent Directors”), as defined by the 1940 Act, receives a quarterly retainer of $3,000. In addition, all Independent Directors are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties. The Independent Directors’ fees totaled $24,000 for the year ended March 31, 2017, of which $6,000 was payable as of March 31, 2017.

As of March 31, 2017, FEG Directional Access TEI Fund LLC, an affiliated investment fund advised by the Investment Manager, owned 90.78% of the Company’s outstanding Units, with a value of $67,362,351, through its subsidiary FEG Directional Access TEI Fund LDC (a Cayman Islands exempted limited duration company).

5. Members’ Capital

In accordance with the Company’s Amended and Restated Limited Liability Company Operating Agreement (as most recently amended and restated on April 1, 2013, and as it may be further amended, the “Operating Agreement”), net profits or net losses are allocated to the Members in proportion to their respective capital accounts. In addition, each Member’s liability is generally limited to its investment in the Company.

Members may be admitted when permitted by the Board. Generally, Members will only be admitted as of the beginning of a calendar month, but may be admitted at any other time at the discretion of the Board. The minimum initial investment is $50,000, and additional contributions from existing Members may be made in a minimum amount of $25,000, although the Board may waive such minimums in certain cases.

No Member will have the right to require the Company to redeem its Units. Rather, the Board may, from time to time and in its complete and absolute discretion, cause the Company to offer to repurchase Units from Members pursuant to written requests by Members on such terms and conditions as it may determine. In determining whether the Company should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager expects that it will recommend such repurchase offers twice a year, effective as of June 30th and December 31st. The repurchase amount will be determined by the Board in its complete and absolute discretion, but is expected to be no more than approximately 25% of the Company’s outstanding Units. The Board also will consider the following factors, among others, in making such determination: (i) whether any Members have requested that the Company repurchase Units; (ii) the liquidity of the Company’s assets; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Units; (vi) the conditions in the securities markets and economic conditions generally; and (vii) the anticipated tax consequences of any proposed repurchases of Units.

FEG Directional Access Fund LLC

Notes to Financial Statements (continued)

5. Members’ Capital (continued)

The Company’s Operating Agreement provides that the Company will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by the Company has not been given the opportunity to so tender within a period of two (2) years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period).

When the Board determines that the Company will offer to repurchase Units (or portions of Units), written notice will be provided to Members that describes the commencement date of the repurchase offer, and specifies the date on which repurchase requests must be received by the Company (the “Repurchase Request Deadline”).

For Members tendering all of their Units in the Company, Units will be valued for purposes of determining their repurchase price as of a date approximately 65 days after the Repurchase Request Deadline (the “Full Repurchase Valuation Date”). The amount that a Member who is tendering all of its Units in the Company may expect to receive on the repurchase of such Member’s Units will be the value of the Member’s capital account determined on the Full Repurchase Valuation Date, and the Company will generally not make any adjustments for final valuations based on adjustments received from the Portfolio Funds, and the withdrawing Member (if such valuations are adjusted upwards) or the remaining Members (if such valuations are adjusted downwards) will bear the risk of change of any such valuations.

Members who tender a portion of their Units in the Company (defined as a specific dollar value in their repurchase request), and which portion is accepted for repurchase by the Company, will receive such specified dollar amount. Within five days of the Repurchase Request Deadline, each Member whose Units have been accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Company entitling the Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account). The note will entitle the Member to be paid within 30 days after the Full Repurchase Valuation Date, or ten business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from the Portfolio Funds, whichever is later (either such date, a “Payment Date”). Notwithstanding the foregoing, if a Member has requested the repurchase of 90% or more of the Units held by such Member, such Member shall receive (i) a non-interest bearing, non-transferable promissory note, in an amount equal to 90% of the estimated unaudited net asset value of such Member’s capital account (or portion thereof) being repurchased, determined as of the Full Repurchase Valuation Date (after giving effect to all allocations to be made as of that date to such Member’s capital account) (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (ii) a promissory note entitling the holder thereof to the balance of the proceeds, to be paid within 30 days following the completion of the Company’s next annual audit, which is expected to be completed within 60 days after the end of the Company’s fiscal year-end. The note will be held by the Adminstrator on the Member's behalf. Upon written request by a Member to the Administrator, the Administrator will mail the note to the Member at the address of the Member as maintained in the books and records of the Fund.

The Company does not intend to impose any charges on the repurchase of Units.

If Members request that the Company repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Company shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the portion of the Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Company reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

FEG Directional Access Fund LLC

Notes to Financial Statements (continued)

6. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is not known. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Credit Facility

Effective September 30, 2013 (the “Closing Date”), the Company entered into a $10 million line of credit facility (the “LOC”) used for cash management purposes, such as providing liquidity for investments and repurchases. A fee of 50 basis points (0.50%) per annum is payable monthly in arrears on the unused portion of the LOC, while the interest rate charged on borrowings on the LOC is the 1-month London Interbank Offer Rate plus a spread of 200 basis points (2.00%). The average interest rate and the average daily loan balance for the 168 days the Company had outstanding borrowings under the LOC were 2.68% and $5,453,571, respectively, for the fiscal year ended March 31, 2017. As of March 31, 2017, the unused amount of the LOC was $2,000,000.

Assets permitted as investment collateral include U.S. marketable obligations, bankers’ acceptance and certificates of deposit, money market accounts, demand deposits, and time deposits. Effective October 1, 2016, the LOC agreement was amended to change the scheduled commitment termination date (the “Termination Date”) to September 30, 2017. The LOC agreement can be terminated on the earliest to occur of (i) the date declared by the lender in respect of the occurrence of an event of default, (ii) a date selected by the Company upon at least 30 days’ prior written notice to the lender, or (iii) the Termination Date.

8. Subsequent Events

Based on the Members' capital of the Company, the Investment Manager recommended to the Board that a tender offer to repurchase Units in an amount of up to 25% of the Company's Members capital as of January 31, 2017, be made for the quarter ending June 30, 2017 to those Members who elect to tender their Units prior to the expiration of the tender offer period. The Board approved such recommendation and Members in the Company were notified of a tender offer with an April 26, 2017 expiration date (“Expiration Date”). In response to the number of Members electing to tender their Units as of the Expiration Date, which amounted to approximately 42% of the Company's March 31, 2017 Members' capital, the June 30, 2017 tender will be processed in accordance with the Company's repurchase procedures. The final amount that is accepted by the Company will be included in the Company's semi-annual financial statements dated September 30, 2017.

The Investment Manager evaluated subsequent events through the date the financial statements were issued, and concluded, other than the event described above, that there were no recognized or unrecognized subsequent events that required disclosure in or adjustment to the Company’s financial statements.

FEG Directional Access Fund LLC

Company Management

(unaudited)

The identity of the Board Members and brief biographical information as of March 31, 2017 is set forth below. The Company’s Statement of Additional Information includes additional information about the Board Members and is available, without charge, by calling 1-888-268-0333.

INDEPENDENT DIRECTORS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director	Number Of Portfolios In Fund Complex Overseen By Director
David Clark Hyland August 13, 1963 6596 Madeira Hills Drive, Cincinnati, OH 45243	Director; Chairman of Audit Committee	Indefinite; Since Inception	Associate Professor of Finance, Xavier University since 2008; Board of Advisors, Sterling Valuation Group, 2006-present.	4
Gregory James Hahn January 23, 1961 2565 Durbin Drive, Carmel, IN 46032	Director; Audit Committee Member	Indefinite; Since Inception	Chief Investment Officer, Portfolio Manager, Investment Strategy, Winthrop Capital Management, LLC since 2007.	4

INTERESTED DIRECTORS AND OFFICERS
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Ryan S.Wheeler February 6, 1979 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	President; Secretary	Indefinite; Since February 2017 (President) and Inception (Secretary)	Director of Fund Operations since 2012 and Research Analyst from 2008-2012, Fund Evaluation Group, LLC.	4
Mary T. Bascom April 24, 1958 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Treasurer	Indefinite; Since Inception	Chief Financial Officer since 1999, Fund Evaluation Group, LLC.	4

FEG Directional Access Fund LLC

Company Management (continued)

(unaudited)

INTERESTED DIRECTORS AND OFFICERS (continued)
Name, Date Of Birth, And Address	Position(s) Held With The Company	Term Of Office And Length Of Time Served	Principal Occupation(s) During Past 5 Years And Other Directorships Held By Director or Officer	Number Of Portfolios In Fund Complex Overseen By Director Or Officer
Julie T. Thomas July 10, 1962 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Chief Compliance Officer	Indefinite; Since December 2016	Chief Compliance Officer, Fund Evaluation Group, LLC, since November 2015; Vice President, Deputy Chief Compliance Officer, The Ohio National Life Insurance Company, January 2015-November 2015; Chief Compliance Officer, 2013-2015, Director, Fund Compliance, 2012-2013, Fund Compliance Officer, 2011-2012; Suffolk Capital Management LLC, Fiduciary Capital Management, LLC, Ohio National Investments, Inc., and Ohio National Fund.	4
Kevin J. Conroy December 14, 1977 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	Vice President	Indefinite; Since August 2016	Vice President of Hedged Strategies and Assistant Portfolio Manager since 2014, Senior Analyst of Hedged Strategies, 2012-2014, Analyst of Hedged Strategies, 2011-2012, Fund Evaluation Group, LLC.	4

FEG Directional Access Fund LLC

Other Information

(unaudited)

Information on Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-268-0333. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-268-0333, and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Report Schedule

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Management and Sub-Advisory Agreements

At a meeting of the Board of the Company held on February 21, 2017, by a unanimous vote, the Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved the continuation of the investment management agreement (the “Investment Management Agreement”) between the Investment Manager and the Company and the sub-advisory agreement among the Investment Manager, Sub-Adviser and the Company (the “Sub-Advisory Agreement”, and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the meeting, the Directors requested and received extensive materials from the Investment Manager and Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The materials provided by the Investment Manager and Sub-Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Company.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager and Sub-Adviser. The Board then met in executive session with the counsel to the Independent Directors for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

Discussion of Factors Considered

The Board considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel providing such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs that may be incurred by the Investment Manager, the Sub-Adviser and their affiliates in performing advisory services for the Company, the basis of determining and allocating these costs, and the estimated profitability to the Investment Manager and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Company and the extent to which these would be passed on to the Company; (6) other compensation or possible benefits to the Investment Manager, the Sub-Adviser and their affiliates Company from their advisory and other relationships with the Company; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Investment Manager and other investment managers to similar clients and in comparison to industry fees for similar services; (9) the allocation of total fees between the Investment Manager and the Sub-Adviser with respect to the Company; and (10) possible conflicts of interest that the Investment Manager and the Sub-Adviser may have with respect to the Company. It was noted that the Sub-Adviser does not perform similar services for other clients.

FEG Directional Access Fund LLC

Other Information (continued)

(unaudited)

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager and the Sub-Adviser to the Company are appropriate and consistent with the terms of the Company's Amended and Restated Limited Liability Company Operating Agreement, that the quality of those services are anticipated to be consistent with industry norms and that the Company is likely to benefit from the Investment Manager’s and the Sub-Adviser’s management of the Company's investment program.

The Board noted the Company's performance against the HFRI Equity Hedge (Total) Index for the 1-, 3- and 5-year time periods.

The Board also concluded that the Investment Manager and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Company effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

The Board considered the anticipated costs of the services provided by the Investment Manager, and the compensation and benefits received by the Investment Manager in providing services to the Company. The Board reviewed the financial statements of the Investment Manager. In addition, the Board considered any direct or indirect revenues which may be received by the Investment Manager, the Sub-Adviser and their affiliates. The Board concluded that the Investment Manager’s anticipated fees and profits to be derived from its relationship with the Company in light of the Company's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board also considered that the subadvisory fee received by InterOcean reflected the overall value of services provided to the Company and to the Investment Manager, generally. The Board also concluded that the overall expense ratio of the Company was reasonable, taking into account the projected size of the Company and the quality of services provided by the Investment Manager.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as the Company's assets grow.

The Board considered all factors and no one factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Management Agreement and Sub-Advisory Agreement.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board of Directors of the Company concluded that the compensation and other terms of the Advisory Agreements were in the best interests of the Company’s Members.

FEG Directional Access Fund LLC

Privacy Policy

(unaudited)

In the course of doing business with shareholders, FEG Directional Access Fund LLC (the “Fund”) collects nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information, and purchase and redemption history.

The Fund collects this information from the following sources:

●	Information it receives from shareholders on applications or other forms;
●	Information about shareholder transactions with the Fund and its service providers, or others;
●	Information it receives from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information?

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

●	To government entities, in response to subpoenas or to comply with laws or regulations.
●	When shareholders direct the Fund to do so or consent to the disclosure.
●	To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process shareholders transactions or maintain shareholder accounts.
●	To protect against fraud, or to collect unpaid debts.
●	Information about former shareholders.

If a shareholder closes its account, the Fund will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information

Within the Fund, access to nonpublic personal information about shareholders is limited to employees and in some cases to third parties (for example, the service providers described above), as permitted by law. The Fund and its service providers maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David C. Hyland and Gregory J. Hahn are each qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the last fiscal year was $30,000 for 2017.

Audit-Related Fees

(b) The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) is $0 for 2017.

Tax Fees

(c) The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $47,500 for 2017.

All Other Fees

(d) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant was $150,600 for 2016 and $206,050 for 2017.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICIES AND PROCEDURES

FEG Directional Access Fund LLC and FEG Directional Access TEI Fund LLC (the “Funds”) are clients of FEG Investors, LLC (the “Firm”). All proxy voting responsibilities of the Funds are performed by the Firm, with the assistance of the administrator of the Funds.

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority.

The Firm may utilize a third party service provider for proxy voting matters. Designated supervisor(s) (“voting officer(s)”) have been delegated the authority for monitoring proxy actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The applicable voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created. The Firm will generally support the management nominees of the issuer, because the company knows the individuals best to lead it. In addition, proxies will generally be voted along management's guidelines as indicated on the proxy. The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.

In some situations, the Firm expects that proxies could request the Firm to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question. However, the Firm still anticipates voting proxies in favor of management despite any reduction in rights, powers and authority, and/or increase the duties and obligations if (a) the Firm reasonably believes that continuing to hold such security has a reasonable probability of conferring client benefits outweighs the adverse affect on the client of such proxy request; and (b) the approval of such proxy would not result in the Firm violating applicable investment objectives, policies or restrictions.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. Each item to be voted on should be voted separately and individually, not voted in blank. The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title. The applicable voting officer is responsible for ensuring that the following proxy records are maintained for five (5) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.
6.	Documentation noting the rationale behind each proxy vote decision made.

If the Firm utilizes a third–party, service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The applicable voting officer shall be responsible for determining whether a proxy raises a conflict of interest with respect to the Firm. The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled.

The Firm is aware of the following potential conflicts that could exist:

•	The Firm receives increased compensation as a result of the proxy vote due to increased or additional fees or other charges to be paid by the client.

•
The Firm retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer subject to a proxy. This type of relationship may influence the Firm to vote with management on proxies to gain favor with management.

•
The Firm retains a client or investor, or is in the process of retaining a client or investor that is an officer or director of an issuer that is held in a client’s portfolio. The similar conflicts of interest exist in this relationship as discussed above.

•
The Firm’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Firm employee may be a high-level executive of an issuer that is held in a client’s portfolio. The spouse could attempt to influence the Firm to vote in favor of management.

•
The Firm or an employee personally owns a significant number of an issuer’s securities that are also held in a client’s portfolio. For any number of reasons, an employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee could oppose voting the proxies according to the policy and successfully influence the Firm to vote proxies in contradiction to the policy.

The Firm realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Firm’s Chief Compliance Officer and applicable voting officer of any material conflict that may impair the Firm’s ability to vote proxies in an objective manner.

The applicable voting officer will perform one of the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The applicable voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

To obtain information on how FEG Investors voted proxies, please contact:

FEG Investors, LLC
201 East Fifth Street, Suite 1600
Cincinnati, Ohio 45202

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June 09, 2017:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Gregory M. Dowling	Chief Investment Officer	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2004
J. Alan Lenahan	Chief Investment Officer	Since Inception	Managing Principal and Director of Hedged Strategies for Fund Evaluation Group since 2002

 (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2017:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Gregory M. Dowling	Registered Investment Companies	1	$380,556,041	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

J. Alan Lenahan	Registered Investment Companies	1	$380,556,041	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

The Fund’s Portfolio Managers are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including registered and unregistered hedge funds and funds of hedge funds. They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and also may be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager and Sub-Adviser have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the Portfolio Managers includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Investment Manager and their affiliates, as applicable.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2017:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Gregory M. Dowling	$50,001-$100,000
J. Alan Lenahan	$100,001-$500,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews member recommendations for directors as long as the recommendation submitted by a member includes at a minimum: the name, address and telephone number of the recommending member and information concerning the member’s interest in the registrant in sufficient detail to establish that the member held an interest on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a director. A member recommendation for director may be submitted to the registrant by sending the nomination to the nominating committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics of the registrant, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	FEG DIRECTIONAL ACCESS TEI FUND LLC

By (Signature and Title)*	/s/ Ryan S. Wheeler
Ryan S. Wheeler, President
(principal executive officer)

Date	JUNE 09, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ryan S. Wheeler
Ryan S. Wheeler, President
(principal executive officer)

Date	JUNE 09, 2017

By (Signature and Title)*	/s/ Mary T. Bascom
Mary T. Bascom, Treasurer
(principal financial officer)

Date	JUNE 09, 2017

*	Print the name and title of each signing officer under his or her signature.